UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2004
Date of report (date of earliest event reported)

STEINER LEISURE LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Commonwealth of The Bahamas
(State or other Jurisdiction of Incorporation)

0-28972	98-0164731
(Commission File Number)	(IRS Employer Identification No.)

Suite 104A, Saffrey Square
Nassau, The Bahamas	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(242) 356-0006
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On December 15, 2004, the Company commenced using forms of award agreements for restricted shares, incentive stock options and non-qualified stock options in connection with annual awards to its executive officers under the Company's 2004 Equity Incentive Plan. Those agreements are attached hereto as Exhibits 10.32, 10.33, 10.34 and 10.35 and are incorporated into this Item 1.01 by reference.

The 2004 Equity Incentive Plan is on file with the Securities and Exchange Commission as Exhibit 10.31 to the Company's Quarterly Report on form 10-Q for the quarterly period ended June 30, 2004.

Item 9.01.  Financial Statement and Exhibits

  Exhibits
Exhibit No.	Description
10.32	Incentive Share Option Agreement
10.33	Non-Qualified Share Option Agreement
10.34	Restricted Share Agreement for U.S. Employees
10.35	Restricted Share Agreement for Non-U.S. employees

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEINER LEISURE LIMITED

Date: December 17, 2004	/s/ Leonard I. Fluxman
Leonard I Fluxman
President and Chief Executive Officer